UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2014

The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
 (Address of principal executive office)(Zip Code)

(913) 345-9315
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD

The Management Network Group, Inc. (the "Company") intends to utilize an Investor Relations Presentation in meetings with investors and stockholders, which may contain non-public information.  A copy of the Investor Relations Presentation is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 8.01    Other Information

Update Regarding Arbitration

As previously disclosed, Richard P. Nespola, the Company’s former chief executive officer, former chairman of the board and a former member of the Company’s Board of Directors, filed an action, Richard P. Nespola v. The Management Network Group, Inc., against the Company with the American Arbitration Association. In the action, Mr. Nespola claims, among other things, that the Company breached his employment agreement and an implied covenant of good faith and fair dealing by: (i) improperly deciding not to renew his employment agreement, and (ii) subsequently deciding to terminate his employment for cause. Mr. Nespola seeks in excess of $1.6 million in damages plus attorneys’ fees and costs.

The arbitrator in the proceeding has issued an interim award, finding that Mr. Nespola's employment was terminated without cause and that Mr. Nespola is entitled to severance under his employment agreement. In the second phase of the proceedings, the arbitrator will rule on Mr. Nespola's claim for damages, attorneys' fees and costs based upon the interim award and the Company's claim for certain attorneys' fees and costs. The Company is evaluating the interim award to determine the timing and amount of any accrual that may be appropriate as a result of the arbitrator's findings.

Cautionary Statement Regarding Forward Looking Statements

This Form 8-K and Exhibit 99.1 each contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein or therein that concern the Company or its management's intentions, expectations, or predictions of future performance. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the Company's ability to successfully complete and implement the proposed strategic relationship with Elutions, Inc.; the Company's ability to close the transactions contemplated by the Investment Agreement with Elutions, Inc.; the conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, the final outcome of the arbitration proceeding with Mr. Nespola, and the factors described in this Form 8-K and in the Company's filings with the Securities and Exchange Commission ("SEC"), including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 29, 2012 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this Form 8-K and in Exhibit 99.1 speak only as of the date of this Form 8-K. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

Where to Find Additional Information

The Company plans to file with the SEC a proxy statement for its 2014 annual meeting of stockholders that will include a proposal relating to the proposed transaction with Elutions, Inc. ("Annual Meeting Proxy Statement"). The Annual Meeting Proxy Statement will contain important information about the Company, the proposed transaction with Elutions, Inc. and related matters. Investors and stockholders are urged to read the Annual Meeting Proxy Statement carefully when it is available. The Annual Meeting Proxy Statement and any other relevant documents (when they become available) may be obtained free of charge at the SEC's web site at www.sec.gov and at the Company's web site at www.tmng.com or by directing a written request to: The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed approval of certain agreements and transactions with Elutions, Inc. Information about the executive officers and directors of the Company and their ownership of the Company's common stock is set forth in the Company's proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 29, 2013, and in the Company's periodic and current reports and in statements of changes in beneficial ownership subsequently filed with the SEC, which are available free of charge as described in the preceding paragraph. The Company will provide more information about these potential participants in the Annual Meeting Proxy Statement and other relevant documents which may be filed with the SEC.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Investor Relations Presentation dated March 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Chief Executive Officer, President and Chief Financial Officer

Date: March 5, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Relations Presentation dated March 2014.